PROVIDENT
PROVIDENT
BANKSHARES
BANKSHARES
C  O  R  P  O  R  A  T  I  O  N
C  O  R  P  O  R  A  T  I  O  N
Ryan Beck 2006 Financial Institutions
Ryan Beck 2006 Financial Institutions
Investor Conference
Investor Conference
December 7, 2006
December 7, 2006
Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation contains “forward-looking statements” as that term is defined in the
Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding business strategies, intended results and future performance.  Forward-looking statements are preceded by such terms as “expects,” “believes,” “anticipates,”
“intends,” and similar expressions.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.  Forward-looking statements in this presentation should be evaluated together with the uncertainties that affect the
Company’s business, particularly those mentioned under the headings “Forward-
looking Statements” and “Item 1A. Risk Factors” in the Company’s Form 10-K for the
year ended December 31, 2005, and in its reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.
In the event that any non-GAAP financial information is described in any communication, including this presentation, please refer to the supplemental financial tables included on our website for the GAAP reconciliation of this information.

Agenda Agenda • Introduction • Regional Overview • Transformations - Market Expansion - Commercial Business Line - High Quality Balance Sheet

Introduction
Introduction
– Headquartered in Baltimore, Maryland
– Total assets of $6.4 billion (as of  9/30/06)
– Serves individuals, families, small businesses
and larger companies in Greater Baltimore,
Greater Washington and Central Virginia
– Over 2,000 employees

Introduction
Introduction
Provident Bank History
• 1886  Founded as a Mutual Thrift
• 1987  Converted to Commercial Bank
• 1993  Retail Banking Expansion
• 1997  Citizen’s Savings Bank Merger
• 2004  Southern Financial Merger

Banking Office Network 2006 Banking Office Network 2006 153 Branches 153 Branches Green dots are in-store, red triangles are traditional locations.

Regional Overview Regional Overview

Source: SNL Financial. Shaded counties represent top quartile markets based on projected population growth. National Growth Markets National Growth Markets

Household Growth, 2000 vs. 2006
Household Growth, 2000 vs. 2006
15 Largest Metro Areas
15 Largest Metro Areas
-40
-10
20
50
80
110
140
170
200
230
260
Baltimore-Washington: +243,318
Source: DemographicsNow; U.S. Census Bureau

National Unemployment Rates
National Unemployment Rates
September 2006
September 2006
Source:  Bureau of Labor Statistics
5.2 Rhode Island 39 4.4 Colorado 24 3.2 South Dakota 5
5.3 Kentucky 42 4.4 Illinois 24 3.2 Virginia 5
5.1 Indiana 37 4.0 Nevada 19 3.1 Nebraska 3
7.2 Mississippi 51 4.8 Texas 33 3.7 Vermont 14
7.1 Michigan 50 4.8 California 33 3.7 Louisiana 14
6.6 Alaska 49 4.7 Wisconsin 30 3.7 Delaware 14
6.4 South Carolina 48 4.7 Maine 30 3.7 Arizona 14
5.9 District of Columbia 47 4.7 Connecticut 30 3.6 Wyoming 12
5.4 West Virginia 45 4.6 Tennessee 28 3.6 Montana 12
5.4 Oregon 45 4.6 Pennsylvania 28 3.4 Iowa 11
5.3 Washington 42 4.5 Georgia 27 3.3 Idaho 9
5.3 Ohio 42 4.4 New York 24 3.3 Alabama 9
5.2 New Jersey 39 4.3 Kansas 23 3.2 New Hampshire 5
5.2 Arkansas 39 4.2 New Mexico 22 3.2 Florida 5
5.1 Massachusetts 37 4.0 Oklahoma 19 3.1 North Dakota 3
5.0 Missouri 36 4.0 Maryland 19 2.8 Utah 2
4.9 North Carolina 35 3.8 Minnesota 18 2.5 Hawaii 1
Rate State Rank Rate State Rank Rate State Rank
* U.S. unemployment rate: September = 4.6%

Employment Growth, 2000 vs. 2006
Employment Growth, 2000 vs. 2006
15 Largest Metro Areas
15 Largest Metro Areas
-40
-20
0
20
40
60
80
100
Baltimore-Washington: +84,000
Source: Bureau of Labor Statistics

Largest 20 Metropolitan Areas by
Largest 20 Metropolitan Areas by
Median Household Income, 2005
Median Household Income, 2005
$54,709 Chicago, IL 8
$54,066 Atlanta, GA 9
HH
Income
Metro Rank
$53,555 Philadelphia, PA 10
$54,962 Seattle, WA 7
$56,120 New York, NY 6
$56,335 San Diego, CA 5
$57,446 Baltimore, MD 4
$59,691 Minneapolis, MN 3
$62,068 Boston, MA 2
$74,708 Washington, DC 1
$46,705 Houston, TX 17
$43,091 Miami, FL 18
$41,852 Tampa, FL 19
$49,740 Dallas, TX 14
$41,719 Pittsburgh, PA 20
$48,124 Phoenix, AZ 16
$48,716 St. Louis, MO 15
$50,756 Riverside, CA 13
$50,787 Detroit, MI 12
$51,824 Los Angeles, CA 11
HH
Income
Metro Rank
Source:  U.S. Census Bureau 2005 American Community Survey

Office Vacancy Rates Among
Office Vacancy Rates Among
Select Metro Areas, 2006Q3
Select Metro Areas, 2006Q3
7.7%
8.1%
9.9%
10.4%
12.8%
13.1%
13.8%
18.1%
5%
7%
9%
11%
13%
15%
17%
19%
Source: Delta Associates

Lowest Apartment Vacancy Rates Among
Lowest Apartment Vacancy Rates Among
Major Metro Areas, Year-End 2005
Major Metro Areas, Year-End 2005
2.5%
2.7%
3.1%
3.3%
3.5%
5.9%
7.5%
9.4%
10.8%
0%
2%
4%
6%
8%
10%
12%
Source: Delta Associates

Department of Defense Operations
Department of Defense Operations
Relocating to the Region
Relocating to the Region
• Aberdeen Proving Ground
• Fort Meade
• Fort Detrick
• National Naval Medical Center
Source: U.S. Department of Defense
All told, 40,000 – 60,000 jobs expected

Introduction
Introduction
Provident Bank Mission
Provident Bank Mission
Provident Bank’s mission is to exceed customer
expectations by delivering superior service,
products and banking convenience. Every
employee’s commitment to serve our customers in
this fashion will establish Provident Bank as the
primary bank of choice of individuals, families,
small businesses and mid-sized companies
throughout our chosen markets.

Introduction Introduction Provident Bank Core Values Provident Bank Core Values Integrity Excellence Caring Partnership Results Driven

Strategic Priorities
Strategic Priorities
– Maximize Provident’s position as the ‘right size’ bank
– Consistently execute a high performance, customer relationship focused sales culture
– Sustain a culture that attracts and retains employees who provide the differentiating ‘Provident Way’ customer experience
– Profitably grow and deepen customer relationships in all four key market segments: commercial, commercial real estate, small
business and consumer
– Expand delivery (branch and non-branch) within the footprint
– Improve financial fundamentals

Provident Bank
Provident Bank
Positioning Strategy
Positioning Strategy
We will continue to provide the
products and services of our largest
competitors, while delivering the
level of service found in only the
best community banks.

Market Expansion Market Expansion

Strategic Priorities Strategic Priorities Expand delivery via de novo branches and select acquisitions within the footprint

Footprint in High Growth Region Footprint in High Growth Region

Provident Bank Branches
Provident Bank Branches
90
61
62
63
63
91
91 91
34
37
50 50
51
34 34
36
56
59
89
58
58
8
5
10 10
18
15
33
42
42
51
59
60
1992 1993 1994 1995 1996 1997* 1998 1999 2000 2001 2002 2003 2004* 2005 1Q06 2Q06 3Q06
Traditional In-Store/ATM Plus
1997– Citizens Savings Bank   2004 – Southern Financial acquisition

67
67
67
86
87
86 86
82
51
35
43
32
24
15 15
66
44
67
67
66
65
66
59
53
51
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06
Washington Metro/VA Baltimore
BRANCH NETWORK
Virginia And Washington
Virginia And Washington
Metro Expansion
Metro Expansion

Expansion Opportunities
Expansion Opportunities
• Build relationships with existing customers
• We have 53 “new” branches in Virginia
“New VA” Branches MD Branches
$745,000
$77,419
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Fee Income Opportunity =
$35,381,793
$4,595,000
$969,323
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
$4,000,000
$4,500,000
$5,000,000
Loan Origination
Opportunity = $192,160,881
$33,682,000
$9,783,020
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
Deposit Opportunity =
$1,266,645,940

Commercial Business Line Commercial Business Line Development Development

Strategic Priorities Strategic Priorities Profitably grow and deepen customer relationships in all four key market segments: • commercial • commercial real estate • small business • consumer

Core Loan and Deposit Growth
Core Loan and Deposit Growth
$1,955
$875
$924
$997
$1,477
$1,776
$1,512
$1,686
$3,312
$3,016
$2,533
$1,867
$800
$1,300
$1,800
$2,300
$2,800
$3,300
$3,800
2001 2002 2003 2004 2005 YTD
9/30/06
Commercial Loans Total Core Loans
CAGR Total Assets = 6.72%
Avg. balances ($ Millions)
$859
$361
$831
$715
$463
$258
$3,557
$3,518
$3,345
$2,825
$2,693
$2,548
$250
$750
$1,250
$1,750
$2,250
$2,750
$3,250
$3,750
2001 2002 2003 2004 2005 YTD
9/30/06
Commercial Deposits Total Core Deposits
CAGR Core Loans = 18.84%
CAGR Core Deposits = 8.40%

Commercial Loan
Commercial Loan
and Deposit/Repo Growth
and Deposit/Repo Growth
Average Balances (millions)
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06
Baltimore VA/Wash
$875
$924
$997
LOANS
2001 2002 2003 2004 2005 1Q06 2Q06 3Q06
$427
$579
$680
DEPOSIT/REPO
(Excludes Money Market CDs)
$983
CAGR 2001-2005  Loans            19%
CAGR 2001-2005  Deposits        28%
$1,477
$1,776
$1,144
$1,910
$1,144
$1,958
$1,172
$1,996
$1,131

Customer Deposits Customer Deposits 24% 76% Consumer Deposits Commercial Deposits 28% 18% 38% 16% Savings Deposits Time Deposits Demand Deposits MM Deposits 3Q06 3Q06 $3,503,762 $3,503,762

Loan Portfolio
Loan Portfolio
37%
53%
10%
Consumer Loans
Commercial Loans
Acquired & Originated Residential
1%
10%
26%
10%
34%
19%
Commercial Real Estate
Commercial Loans
Marine
Home Equity
Originated & Acquired Residential Loans
Other Consumer
3Q06 3Q06
$3,774,616
$3,774,616

High Quality Balance Sheet High Quality Balance Sheet

Strategic Priorities
Strategic Priorities
Improve Financial Fundamentals
Improve Financial Fundamentals
I. Continued transformation of the balance sheet
II. Strong growth in core loans and deposits
III. Solid fee income growth
IV. Improved asset quality
V. Higher capital levels
VI. Growth in earnings with improved quality of earnings

Balance Sheet Transformation
Balance Sheet Transformation
Our Progress and Plans
Our Progress and Plans
59%
7%
34%
Originated & Acquired Residential Loans (Non-Core)
Investment Securities
Commercial & Consumer Loans (Core)
25%
75%
% of Earnings Assets
Post Trade Opportunity
Total Earnings Opportunity = $6 million
9/30/06
63%
6%
31%

Balance Sheet Transformation
Balance Sheet Transformation
Announcement of December 1, 2006
Announcement of December 1, 2006
• Sale of $183 million of Mortgage-Backed Securities,
yielding approximately 4.40%
• Extinguished $32 million of term debt, at a rate of
approximately 6.00%
• Retired $120 million of short-term borrowings, at a
rate of approximately 5.35%
• Reinvested into $36 million of securities at current
market rates
• Restructured $95 million of floating-rate term
borrowings, slightly enhancing the Bank’s interest
rate risk profile

Balance Sheet Transformation
Balance Sheet Transformation
Announcement of December 1, 2006
Announcement of December 1, 2006
• Projected charge to fourth quarter 2006
earnings of $5.0 million, or $0.15 per share
• Beginning in 2007, incremental benefits
expected in net interest margin, return on
assets, return on equity and earnings per share
• Expecting to recover the costs to execute this
restructure through higher earnings per share
over the next 4 ½ years
• Improvements to financial results projected to
last more than 10 years

Core Loan and Deposit Growth
Core Loan and Deposit Growth
$3,312
$1,512
$1,686
$1,867
$2,533
$3,016
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 YTD
9/30/06
CAGR Core Loans = 18.84%
CAGR Total Assets = 6.72%
Average balances ($ Millions)
$3,557
$2,693
$3,518
$3,345
$2,825
$2,548
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 YTD 9/30/06
CAGR Core Deposits = 8.40%

Solid Fee Income Growth
Solid Fee Income Growth
$120,249
$74,955
$86,394
$92,752
$100,840
$112,072
$70,000
$80,000
$90,000
$100,000
$110,000
$120,000
$130,000
2001 2002 2003 2004 2005 YTD 06
Annualized
CAGR = 10.58%

Solid Fee Income Growth Solid Fee Income Growth Annual Fees Per DDA Account Annual Fees Per DDA Account 0 50 100 150 200 250 300 Fee Income Per Consumer DDA CAGR = 13%

Improved Asset Quality
Improved Asset Quality
Net Charge-Offs / Average Loans
Net Charge-Offs / Average Loans
0.11%
0.15%
0.27%
0.34%
0.46%
0.71%
0.05%
0.15%
0.25%
0.35%
0.45%
0.55%
0.65%
0.75%
2001 2002 2003 2004 2005 YTD 06

Improved Asset Quality Improved Asset Quality Reserves / Loans Reserves / Loans 1.19% 1.30% 1.24% 1.27% 1.24% 1.29% 1.1% 1.2% 1.3% 1.4% 1.5% 2001 2002 2003 2004 2005 09/30/2006

Higher Capital Levels
Higher Capital Levels
Tangible Common Equity Ratio
Tangible Common Equity Ratio
6.50%
6.27%
5.52%
6.20%
5.97%
5.77%
5.0%
5.5%
6.0%
6.5%
7.0%
2001 2002 2003 2004 2005 09/30/2006
Tangible common equity ratio: tangible equity less mark to market adjustments as a percentage of tangible assets

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Net Interest Margin
Net Interest Margin
3.87%
3.91%
3.82%
3.14%
3.21%
3.34%
3.52%
3.68%
3.93%
4.26%
2.8%
3.0%
3.2%
3.4%
3.6%
3.8%
4.0%
4.2%
4.4%
2002 2003 2004 2005 YTD 09/30/06
Peer Group Provident
Peer Group includes banks with the following ticker symbols: ALAB, CHZ, CBSH, FMBI, FMER, FULT,
MRBK, NPBC, SKYF, SUSQ, TCB, UBSI, VLY, and WBS

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Return on Assets
Return on Assets
1.50%
1.39%
1.38%
1.31%
1.40%
1.14%
1.23%
1.00%
1.03%
1.02%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
2002 2003 2004 2005 YTD
09/30/2006
Peer Group Provident

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Reported Earnings Per Share
Reported Earnings Per Share
$2.17
$2.00
$2.05
$1.88
$1.56
$1.50
$1.70
$1.90
$2.10
$2.30
$2.50
2001 2002 2003 2004 2005
CAGR = 8.6%

Valuation Comparisons
Valuation Comparisons
Relative Valuation (Price/NTM EPS)
Provident's Actual Stock Price vs. Peers
$22.95
$35.97
$36.27
$28.42
$27.42
$26.93
$36.36
$22.12
$29.38
$27.67
$22.64
$20.00
$22.00
$24.00
$26.00
$28.00
$30.00
$32.00
$34.00
$36.00
$38.00
2001 2002 2003 2004 2005 2006
(12/04/2006)
CAGR: 9.59%
If Provident's stock
performed in-line with peers
over the last 5 years, its
current stock price would
be $26.93, 26% below its
actual price of $36.27.
15.2x
11.8x
11.4x
12.4x
2001 2006
Provident Sandler Peer Group
5%
Discount
vs. Peers
33%
Premium
vs. Peers
If Provident maintained
its relative P/E vs.
Peers, its current
stock price would be
$25.88, 26% below its
actual price of $36.27.
38%
Improvement in
Relative Value
vs. Peers

PROVIDENT PROVIDENT BANKSHARES BANKSHARES C O R P O R A T I O N C O R P O R A T I O N www.provbank.com Contact Media: Lillian Kilroy (410) 277-2833 Investment Community: Melissa Kelly (410) 277-2080